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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)
                                  May 1, 1997


                         Commission file number 1-4987


                              SL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                          NEW JERSEY                                                          21-0682685
(State or other jurisdiction of incorporation or organization)                        (I.R.S. Employer Identification No.)



520 FELLOWSHIP ROAD, SUITE A114, MT. LAUREL, NJ                                                 08054
  (Address of principal executive offices)                                                    (Zip Code)



       Registrant's telephone number, including area code:  609-727-1500





  ===========================================================================

ITEM 2.   DISPOSITION OF ASSETS

On May 1, 1997, SL Auburn, Inc., a wholly-owned subsidiary of the Registrant with operations in Auburn, NY sold substantially all of its assets, excluding its real property, to Champion Spark Plug Company, a wholly owned subsidiary of Cooper Industries, Inc., pursuant to an Asset Purchase Agreement dated as of May 1, 1997, (the "Purchase Agreement").

The consideration for the assets sold, arrived at by negotiation among the parties, consisted entirely of cash in the amount of $11,979,000, out of which certain additional expenses related to the transaction will be paid. Furthermore, the purchase price is subject to adjustment, depending upon the value of the net assets, as defined in the Purchase Agreement, of the seller at the closing date, the final amount of which has not yet been determined. Nevertheless, it is anticipated that the transaction will result in a substantial after-tax gain, which will be reflected in the Registrant's consolidated financial statements for the third quarter of its fiscal year ending July 31, 1997. Additionally, cash consideration in the amount of $50,000 was received for a covenant not to compete.

There is no material relationship between the acquiring person and the Registrant or any of the Registrant's affiliates, directors or officers, or any associate of any such director or officer.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired
        Not applicable.

(b)   Pro Forma Financial Information.
        Pro forma condensed consolidated balance sheet - January 31, 1997 (unaudited)
        Pro forma condensed consolidated statements of operations - year ended July 31, 1996 (unaudited)
        Pro forma condensed consolidated statements of operations - six-months ended January 31, 1997 (unaudited)
        Notes to pro forma condensed financial statements


(c)   Exhibits.
        The information called for by this section is incorporated herein by reference to the Exhibit Index of this report.

                               INDEX TO EXHIBITS

         The exhibit number and description in the original copy of this document is as follows:

          Exhibit                               Description
          -------                               -----------

            2.1            Asset Purchase Agreement dated as of May 1, 1997, by and
                           between SL Auburn, Inc. and Champion Spark Plug Company*


                           * Portions of this exhibit have been omitted and separately filed with the Commission pursuant to a request for
                           confidential treatment under Rule 24b-2.

                                   Signatures





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                           SL INDUSTRIES, INC.
                                                           -------------------
                                                                Registrant





         Dated:  May 15, 1997            /s/ Owen Farren
               ------------------        -----------------------------------
                                          Owen Farren
                                          President and Chief Executive Officer

                              SL INDUSTRIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               JANUARY  31, 1997

                                                                                           Pro Forma             Pro Forma
                                                       As Reported       SL Auburn        Adjustments           Consolidated
                                                       -----------       ---------        -----------           ------------
ASSETS
Current assets:
  Cash and cash equivalents  . . . . . . . . . . .    $ 2,074,000       $12,205,000       $(11,700,000) (A)     $  2,579,000
  Receivables, net of allowances . . . . . . . . .     16,837,000        (1,453,000)                 -            15,384,000
  Inventories  . . . . . . . . . . . . . . . . . .     17,487,000        (2,593,000)                 -            14,894,000
  Prepaid expenses . . . . . . . . . . . . . . . .        994,000           (70,000)                 -               924,000
  Deferred income taxes  . . . . . . . . . . . . .      2,423,000                 -                  -             2,423,000
                                                      -----------       -----------       ------------          ------------
       Total current assets  . . . . . . . . . . .     39,815,000         8,089,000        (11,700,000)           36,204,000
                                                      -----------       -----------       ------------          ------------
Property, plant and equipment, net . . . . . . . .      8,227,000        (1,544,000)                 -             6,683,000
Long-term notes receivable . . . . . . . . . . . .      2,250,000                 -                  -             2,250,000
Deferred income taxes  . . . . . . . . . . . . . .      2,257,000                 -                  -             2,257,000
Cash surrender value of life insurance policies  .      7,348,000                 -                  -             7,348,000
Intangible assets, net . . . . . . . . . . . . . .      7,458,000                 -                  -             7,458,000
Other assets . . . . . . . . . . . . . . . . . . .      1,252,000           (26,000)                 -             1,226,000
                                                      -----------       -----------       ------------          ------------
       Total assets  . . . . . . . . . . . . . . .    $68,607,000       $ 6,519,000       $(11,700,000)         $ 63,426,000
                                                      ===========       ===========       ============          ============

LIABILITIES
Current liabilities:
  Long-term debt due within one year . . . . . . .    $   133,000                 -                  -          $    133,000
  Accounts payable . . . . . . . . . . . . . . . .      6,853,000          (527,000)                 -             6,326,000
  Other accrued liabilities  . . . . . . . . . . .     11,486,000         3,546,000                  -            15,032,000
                                                      -----------       -----------       ------------          ------------
       Total current liabilities . . . . . . . . .     18,472,000         3,019,000                  -            21,491,000
                                                      -----------       -----------       ------------          ------------
Long-term debt less portion due within one year. .     11,833,000                 -        (11,700,000) (A)          133,000
Deferred compensation and other liabilities  . . .      7,743,000                 -                  -             7,743,000
                                                      -----------       -----------       ------------          ------------
       Total liabilities . . . . . . . . . . . . .    $38,048,000       $ 3,019,000       $(11,700,000)         $ 29,367,000
                                                      ===========       ===========       ============          ============

Commitments and contingencies

SHAREHOLDERS' EQUITY
Preferred stock, no par value;
  authorized, 6,000,000 shares; none issued  . . .    $         -       $         -       $          -                     -
Common stock, $.20 par value;
  authorized, 25,000,000 shares; issued, 7,920,000      1,584,000                 -                  -             1,584,000
Capital in excess of par value . . . . . . . . . .     34,510,000                 -                  -            34,510,000
Retained earnings  . . . . . . . . . . . . . . . .      3,867,000         3,500,000                  -             7,367,000
Treasury stock at cost, 2,141,000 shares . . . . .     (9,402,000)                -                  -            (9,402,000)
                                                      -----------       -----------       ------------          ------------
       Total shareholders' equity  . . . . . . . .     30,559,000         3,500,000                  -            34,059,000
                                                      -----------       -----------       ------------          ------------
       Total liabilities & shareholders' equity  .    $68,607,000       $ 6,519,000       $(11,700,000)          $63,426,000
                                                      ===========       ===========       ============          ============




See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                              SL INDUSTRIES, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                            YEAR ENDED JULY 31, 1996


                                                                                                  Pro Forma        Pro Forma
                                                             As Reported       SL Auburn         Adjustments     Consolidated
                                                             -----------       ---------         -----------     ------------
Net sales . . . . . . . . . . . . . . . . . . . . . . . . .  $117,313,000     $(10,766,000)      $      -        $106,547,000
                                                             ------------     ------------       --------        ------------
Cost and expenses:
  Cost of products sold . . . . . . . . . . . . . . . . . .    76,773,000       (8,024,000)             -          68,749,000
  Engineering and product development . . . . . . . . . . .     4,713,000         (141,000)                         4,572,000
  Selling, general and administrative expenses  . . . . . .    26,884,000       (1,568,000)             -          25,316,000
  Depreciation and amortization . . . . . . . . . . . . . .     2,584,000         (256,000)             -           2,328,000
                                                             ------------     ------------       --------        ------------
Total cost and expenses . . . . . . . . . . . . . . . . . .   110,954,000       (9,989,000)             -         100,965,000
                                                             ------------     ------------       --------        ------------

Income from operations  . . . . . . . . . . . . . . . . . .     6,359,000         (777,000)             -           5,582,000
Other income (expense):
  Interest income . . . . . . . . . . . . . . . . . . . . .       159,000                -              -             159,000
  Interest expense  . . . . . . . . . . . . . . . . . . . .    (1,123,000)               -        756,000 (A)        (367,000)
                                                             ------------     ------------       --------        ------------
Income from continuing operations before income taxes . . .     5,395,000         (777,000)       756,000           5,374,000
Provision for federal and state income taxes  . . . . . . .     1,897,000         (301,000)       293,000 (A)       1,889,000
                                                             ------------     ------------       --------        ------------
Income from continuing operations (Note B)  . . . . . . . .  $  3,498,000     $   (476,000)      $463,000        $  3,485,000
                                                             ============     ============       ========        ============


Income per common share from continuing operations (Note B)  $       0.59                                        $       0.59
                                                             ============                                        ============


Weighted average number of shares outstanding . . . . . . .     5,950,000                                           5,950,000


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                              SL INDUSTRIES, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                       SIX-MONTHS ENDED JANUARY 31, 1997



                                                                                                Pro Forma         Pro Forma
                                                              As Reported      SL Auburn       Adjustments       Consolidated
                                                              -----------      ---------       -----------       ------------
Net sales . . . . . . . . . . . . . . . . . . . . . . . . .   $57,097,000     $(5,607,000)      $      -          $51,490,000
                                                              -----------     -----------       --------          -----------
Cost and expenses:
  Cost of products sold . . . . . . . . . . . . . . . . . .    36,715,000      (4,041,000)             -           32,674,000
  Engineering and product development . . . . . . . . . . .     2,523,000        (114,000)                          2,409,000
  Selling, general and administrative expenses  . . . . . .    13,122,000        (770,000)             -           12,352,000
  Depreciation and amortization . . . . . . . . . . . . . .     1,371,000        (124,000)             -            1,247,000
                                                              -----------     -----------       --------          -----------
Total cost and expenses . . . . . . . . . . . . . . . . . .    53,731,000      (5,049,000)             -           48,682,000
                                                              -----------     -----------       --------          -----------

Income from operations  . . . . . . . . . . . . . . . . . .     3,366,000        (558,000)             -            2,808,000
Other income (expense):
  Interest income . . . . . . . . . . . . . . . . . . . . .       133,000               -              -              133,000
  Interest expense  . . . . . . . . . . . . . . . . . . . .      (464,000)         15,000        270,000 (A)         (179,000)
                                                              -----------     -----------       --------          -----------
Income from continuing operations before income taxes . . .     3,035,000        (543,000)       270,000            2,762,000
Provision for federal and state income taxes  . . . . . . .     1,191,000        (186,000)       104,000 (A)        1,109,000
                                                              -----------     -----------       --------          -----------
Income from continuing operations (Note B)  . . . . . . . .   $ 1,844,000     $  (357,000)      $166,000          $ 1,653,000
                                                              ===========     ===========       ========          ===========


Income per common share from continuing operations (Note B)   $      0.31                                               $0.27
                                                              ===========                                         ===========


Weighted average number of shares outstanding . . . . . . .     6,027,000                                           6,027,000


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

             NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS





The pro forma statements may not be indicative of the results that would have occured if the disposition had been effective on the dates indicated. The purchase price used to calculate the after tax gain is subject to adjustment, however, the estimate made is not expected to differ materially from final results.


    A.      Reflects the use of the sale proceeds to reduce long-term debt.

    B. Income from continuing operations and income per common share exclude an estimated after tax gain from the disposition of $3,500,000.